UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2007

Uranium Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121 Bypass Building A, Suite 110 Lewisville, TX	75067
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 219-3330

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          On September 18, 2007, the Registrant issued a press release announcing that Dave Clark, President and CEO, and Richard A. Van Horn, Executive Vice President and Chief Operating Officer, will present at the Davenport Metals & Mining Symposium in New York City on Tuesday, October 2, 2007.

          A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

          Exhibit 99.1 Press Release dated September 18, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uranium Resources, Inc. (Registrant)
September 18, 2007 (Date)	/s/ THOMAS H. EHRLICH Thomas H. Ehrlich Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated September 18, 2007